UNITED STATES
          SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2026

Carter’s, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-31829	13-3912933
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Phipps Tower,
3438 Peachtree Road NE, Suite 1800
Atlanta, Georgia 30326
(Address of principal executive offices, including zip code)
(678) 791-1000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CRI	New York Stock Exchange
Series A Preferred Stock Purchase Rights	-	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 13, 2026 (the “Annual Meeting”). Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

1. Election of Directors

Each of the eight director nominees were elected to a one-year term. The voting results were as follows:

Name	Total votes for	Total votes against	Total votes abstained	Broker non-votes
Rochester Anderson, Jr.	26,433,744	2,255,893	109,613	3,931,843
Jeffrey H. Black	26,517,459	2,176,948	104,843	3,931,843
Luis A. Borgen	26,593,692	2,100,878	104,680	3,931,843
Jevin S. Eagle	26,633,029	2,061,628	104,593	3,931,843
Mark P. Hipp	26,471,912	2,222,496	104,842	3,931,843
Stacey S. Rauch	26,418,705	2,270,913	109,632	3,931,843
Gretchen W. Schar	26,273,474	2,421,022	104,754	3,931,843
Stephanie P. Stahl	20,728,519	7,963,877	106,854	3,931,843

2. Advisory Vote on Executive Compensation for Named Executive Officers
The stockholders of the Company approved, on an advisory basis, the 2025 compensation awarded to the Company’s named executive officers as disclosed in the Company’s proxy statement filed in connection with the Annual Meeting (the "Say-on-Pay" Vote). The voting results were as follows:

Total votes for	Total votes against	Total votes abstained	Broker non-votes
27,183,748	1,303,325	312,177	3,931,843

3. Approval of the Company’s Amended and Restated Equity Incentive Plan
The stockholders of the Company approved the Company’s Amended and Restated Equity Incentive Plan. The voting results were as follows:

Total votes for	Total votes against	Total votes abstained	Broker non-votes
20,978,215	7,380,358	440,677	3,931,843

4. Ratification of Appointment of Independent Registered Public Accounting Firm
The shareholders of the Company ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2026. The voting results were as follows:

Total votes for	Total votes against	Total votes abstained
32,154,770	467,049	—

Item 7.01 Regulation FD Disclosure.
On May 14, 2026, the Company announced, in a press release, the declaration of a quarterly cash dividend to the Company’s stockholders. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in Item 7.01 of this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release Dated May 14, 2026
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, Carter’s, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 14, 2026	CARTER’S, INC.

	By:	/s/ Antonio D. Robinson
	Name:	Antonio D. Robinson
	Title:	Chief Administrative & Compliance Officer, Corporate Secretary